PIMCO Variable Insurance Trust

Supplement Dated May 12, 2010 to the

Statement of Additional Information,

dated April 30, 2010

Disclosure Related to All Portfolios

Effective immediately, the first paragraph in the “Management of the Trust – Proxy Voting Policies and Procedures” section on page 89 is deleted in its entirety and replaced with the following:

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of the Portfolios, with respect to debt and equity securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Portfolios and their shareholders.

Investors Should Retain This Supplement For Future Reference

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